Dean Large Cap Value Fund


Performance Review
The Dean Large Cap Value Fund's Class A shares posted a return of -41.40% for the six months ended September 30, 2002. This time period has proven to be extremely difficult for most investors as indicated by the performances of various stock market indexes. For example, the S&P 500's return was -28.35%, the NASDAQ's return was -36.36%, and the Russell 1000 Value Index's return was -25.69%. In fact, the Dow Jones Industrials declined in each of the two quarters with the third quarter being the 13th worst quarter in the last 300 quarters.

As difficult as calendar 2002 has turned out to be, we are pleased to point out that the Fund's Class A shares posted positive returns for calendar 2000 and 2001, the first two years of the recent bear market. It is the capitulation phase of the bear market that has hurt performance this year. We believe that, as investors have liquidated equity holdings in recent years, they have held onto the stocks of higher quality companies. In the capitulation phase, they sell these remaining stocks in a rush to exit the stock market. Because these types of companies are the largest part of the Fund, recent performance has been disappointing.

Portfolio Holdings
The portfolio has been structured throughout the year to benefit from an improving economy. GDP growth for each of the three quarters this year has been positive. Investor concerns about corporate malfeasance and accounting fraud have overwhelmed the economic fundamentals this year. Recent regulatory changes should provide a basis for investors to begin to focus again on the economy. We have upgraded the quality of the holdings and currently maintain a median P/E on 2003 EPS estimates well below the S&P 500's P/E.

Outlook
We expect the economy will continue to recover, but do not expect a booming economy. The high quality nature of our holdings should attract investor buying. The markets should rally as the economy improves, and we intend to stay disciplined as the markets have become so volatile.

                         Average Annual Total Returns**
                       Six Months          Since Inception*
Class A               -44.49%                     -6.56%
Class C               -42.10%                     -8.26%

Russell 1000 Value Index

 Date          $10,000 growth
      5/28/97          10,000.00
      9/30/97          11,555.14
      9/30/98          11,970.25
      9/30/99          14,211.09
      9/30/00          15,477.82
      9/30/01          14,098.64
      9/30/02          11,709.06


Russell 1000 Index
Date           $10,000 growth
      5/28/97          10,000.00
      9/30/97          11,348.18
      9/30/98          12,182.89
      9/30/99          15,468.26
      9/30/00          18,222.72
      9/30/01          13,043.80
      9/30/02          10,498.84



Dean Large Cap Value Fund
Date           Load Adjusted
      5/28/97           9,475.00
      9/30/97          10,648.01
      9/30/98           9,601.97
      9/30/99           9,927.91
      9/30/00          11,065.85
      9/30/01          10,626.21
      9/30/02           6,954.79

                   *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997. The performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, total returns would be as follows:
                         Six Months           Since Inception*
Class A               -41.40%                       -5.62%
Class C               -41.59%                       -8.26%




Dean Small Cap Value Fund


Performance Review
The Dean Small Cap Value Fund Class A shares posted a return of -29.24% for the six months ended September 30, 2002. This compares to -22.96% for the Russell 2000 Value Index for the same period. Despite meaningful signs that the economy is emerging from a long recession (particularly in manufacturing), extreme economic and stock market pessimism was pervasive. Ignoring slow, improving economic signals, Short sellers and stock market Bears played up isolated corporate scandals and fear of a double dip recession, sending already skittish investors to the security of misery yielding cash and bonds. There proved to be no safe havens in the equity markets in the third quarter.


Portfolio Holdings
The portfolio has moved away from its more defensive posture in order to take advantage of an improving economy, fueled in part by an aggressively accommodative Fed policy. The portfolio was hampered by the underweight position in regional banks vs. the index and an early entry into technology where we were previously underweight. However, as the consumer gains confidence in the improving job market, stronger manufacturing and a better stock market outlook, our portfolio is positioned to benefit nicely to a market upturn. The portfolio is upgrading into stocks with franchise names, dominant market share positions with little or no debt. These companies, not so long ago, were neither small cap nor values but have been so beaten down that they now fall into our universe.

Outlook
We are optimistic that the data continues to trend toward an improving economy and a more stable investment environment. Unemployment levels have stabilized at a rate that was considered full employment not long ago. We believe the improving job market will give the consumer needed confidence to begin moving away from meager cash and fixed income yields and into equities again. Inflation remains tame despite increased liquidity in the financial system. An accommodative Fed, lower interest burdens and a strong housing market should lead us into a more stable economy. As investors return to the equity markets and away from the shelter of bonds, we anticipate a less volatile stock market into 2003.

                         Average Annual Total Returns**
                        Six Months               Since Inception*
Class A                -32.96%                         0.16%
Class C                -29.89%                        -0.69%

Russell 2000 Value Index

 Date          $10,000 growth
      5/28/97          10,000.00
      9/30/97          11,957.61
      9/30/98          10,428.11
      9/30/99          11,035.74
      9/30/00          12,730.69
      9/30/01          13,444.74
      9/30/02          13,247.73

Russell 2000 Index
Date           $10,000 growth
      5/28/97          10,000.00
      9/30/97          12,076.00
      9/30/98           9,779.56
      9/30/99          11,644.51
      9/30/00          14,368.22
      9/30/01          11,321.04
      9/30/02          10,268.04

Dean Small Cap Value Fund
Date           Load adjusted
      5/28/97           9,475.00
      9/30/97          11,464.75
      9/30/98          10,134.46
      9/30/99          10,013.18
      9/30/00          10,745.60
      9/30/01          10,863.42
      9/30/02          10,080.84

                   *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. The performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, total returns would be as follows:
                           Six Months             Since Inception*
Class A                 -29.24%                        1.17%
Class C                 -29.27%                       -0.69%

Dean Balanced Fund


Performance Review
The Dean Balanced Fund's Class A shares posted a return of -29.82% for the six months ended September 30, 2002. This time period has proven to be extremely difficult for most investors as indicated by the performances of various stock market indexes. For example, the S&P 500's return was -28.35%, the NASDAQ's return was -36.36%, and the Russell 1000 Value Index's return was -25.69%. In fact, the Dow Jones Industrials declined in each of the two quarters with the third quarter being the 13th worst quarter in the last 300 quarters. Offsetting the decline in the stock market, bonds rallied during this period. For the six months ended September 30, 2002, the Lehman Brothers Intermediate Government/Corporate Bond Index had a positive return of 8.24%.

As difficult as calendar 2002 has turned out to be, we are pleased to point out that the Fund's Class A shares posted positive returns for calendar 2000 and 2001, the first two years of the recent bear market. It is the capitulation phase of the bear market that has hurt performance this year. We believe that as investors have liquidated equity holdings in recent years, they have held onto the stocks of the higher quality companies. In the capitulation phase, they sell these remaining stocks in a rush to exit the stock market. Because these types of companies are the largest part of the Fund, recent performance has been disappointing.

Portfolio Holdings
The portfolio has been structured throughout the year to benefit from an improving economy. GDP growth for each of the three quarters this year has been positive. Investor concerns about corporate malfeasance and accounting fraud have overwhelmed the economic fundamentals this year. Recent regulatory changes should provide a basis for investors to begin to focus again on the economy. We have upgraded the quality of the holdings and currently maintain a median P/E on 2003 EPS estimates well below the S&P 500's P/E. The Fund's asset allocation to equities is above the Fund' normal allocation to take advantage of the more attractive valuations of equities versus bonds.

Outlook
We expect the economy will continue to recover, but do not expect a booming economy. The high quality nature of our holdings should attract investor buying. The markets should rally as the economy improves and we intend to stay disciplined as the markets have become so volatile. We expect intermediate term and long term interest rates will rise over the next 12 months as the economy grows and as the Fed begins to take back the stimulative cuts of the last 12 months.

                        Average Annual Total Returns**
                        Six Months        Since Incepion*
Class A                -33.49%                       -3.94%
Class C                -30.59%                       -5.26%

Russell 1000 Value Index

 Date          $10,000 growth
      5/28/97          10,000.00
      9/30/97          11,555.14
      9/30/98          11,970.25
      9/30/99          14,211.09
      9/30/00          15,477.82
      9/30/01          14,098.64
      9/30/02          11,709.06

Russell 1000 Index
Date           $10,000 growth
      5/28/97          10,000.00
      9/30/97          11,348.18
      9/30/98          12,182.89
      9/30/99          15,468.26
      9/30/00          18,222.72
      9/30/01          13,043.80
      9/30/02          10,498.84

Dean Balanced Fund
Date           Load adjusted
      5/28/97           9,475.00
      9/30/97          10,373.23
      9/30/98          10,352.39
      9/30/99          10,231.11
      9/30/00          11,006.16
      9/30/01          10,750.66
      9/30/02           8,061.68

Lehman Brothers Intermediate Government/Corporate Bond Index
Date           $10,000 growth
      5/28/97          10,000.00
      9/30/97          10,363.00
      9/30/98          11,443.00
      9/30/99          11,515.00
      9/30/00          12,232.00
      9/30/01          13,811.00
      9/30/02          14,866.97

                   *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the difference classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. The performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, total returns would be as follows:

                        Six Months                Since Inception*
Class A                  -29.82%                        -2.98%
Class C                  -30.01%                        -5.26%




Dean International Value Fund

Performance Review
In the six months ended September 30, 2002, the Dean International Value Fund marginally underperformed its benchmark, returning -22.33 versus the MSCI EAFE Index return of - 21.44%. Despite a slightly downbeat six months, we are keen to emphasize that the Fund's longer-term three and four year track record is intact with the Fund outperforming the index over these time periods.

Market Background and Fund Overview
Global stock markets declined during the period. There were renewed worries among investors about the strength of the economic recovery, as well as mounting concern about corporate governance and accounting practices in the wake of corporate scandals. High corporate valuation levels continued to weigh on market sentiment. Also contributing to the crisis of confidence in equity markets was further disappointing economic data, together with news about potential military conflict in the Middle East.

In terms of sector performance, the classically defensive areas led though returns were still poor. Tobacco for example, was battered by a profits warning from Philip Morris at the very end of the period as pricing competition reached even this most inelastic of products. In Pharmaceuticals, pipeline delays and disappointments continued, hitting names such as AstraZeneca.

Equally, sectors dependent on an improvement in capital expenditure performed poorly including IT Hardware and Steel.

Regionally, the worst performer was Europe as flagship corporates such as France Telecom, Vivendi Universal and Deutsche Telecom staggered under the weighty burden of debt and poor market conditions. Moreover, the failure of the European Central Bank in the third Quarter to reduce interest rates and the lack of fiscal flexibility for Eurozone members such as Germany, suggests an arduous path to recovery.

While market sentiment is currently very poor, we believe that there is little to be gained in investing purely in defensive stocks; which in any case are richly valued and offer limited upside, even if global equity markets rally. We therefore maintained a barbell strategy during the period taking advantage of falls in the stock market to add to both cyclical and defensive stocks.

Within the defensive areas of the market, we added to positions in Nestle, Altadis and L'Oreal. Nestle had underperformed its peers on fears that it would pay too much for the Hershey chocolate business, but with the sale blocked and the company's cost cutting program in place, the holding was increased. Altadis is a European tobacco company with strong market share in France and Spain with brands such as Gauloise, as well as a growing cigar business. The company has no exposure to US litigation, while a share re-purchase by the company and a relatively low valuation provide further support. A relative setback in the share price gave us an opportunity to add a position in the world's biggest cosmetics company, L`Oreal. The business is extremely cashflow generative and management continues to deliver high top line growth

Within the oil sector, the continued threat of war in the Middle East has kept oil prices high over the quarter and the holding in BP was sold with the proceeds being switched into Shell, reducing the underweight position in the sector overall. A valuation gap had opened up between Shell and BP and macro conditions were such that we felt that Shell would outperform the other super majors in the short to medium term.

In the more cyclical areas, positions were established in Stora Enso and Arcelor. Stora Enso is a well-diversified paper company both in terms of product and geographical influence. The company is well placed to benefit from the early stages of recovery with its exposure to fine grade paper, where pricing and demand are improving. Formed from the merger of Usinor, Arbed and Aceralia, Arcelor is the world's largest steel company. We are positive on the outlook for steel. Supply discipline, limited impact from US restrictions combined with declining inventories have allowed for a synchronised recovery in steel prices. Arcelor, given its size and significant merger synergies, is one of the best ways to play this improving outlook.

Within Japan, reduced deflationary expectations led us to increase our exposure to domestics. The holding in Kao, the cosmetics and toiletries group was increased. The company has undergone a period of restructuring and is seeing improving margins. Management is also implementing a share buy-back plan, which should support earnings. This holding was sold later in the period after strong performance. Lawson, a convenience store operator, was also purchased. The company has performed poorly but now has a new management team and is reducing its headcount and enhancing its store offering to improve profitability.

The Fund's position in the REIT (Real Estate Investment Trusts) sector was increased with the addition of Tokyo based Japan Real Estate, which was yielding almost 5%. We continue to find this area attractive, as in this low interest rate environment good quality high yielding products are rare.

We continue to remain overweight in the Asia Pacific ex Japan region where we believe that economic growth will continue to be positive and valuations remain very attractive. Holdings in the portfolio that follow this theme include Kookmin Bank, HSBC, Bank Central Asia, National Finance and Korea Telecom.

Outlook

In terms of economic outlook we have become more concerned about the prospects for 2003 and beyond as companies use price cuts to borrow from future demand and with imbalances created by the 1990's growth cycle remaining unresolved. Our economic forecasts typically remain below consensus on the outlook for real growth but perhaps of greater concern, we expect there to be no or little inflation of any significance (although swings in oil and food prices may disguise this trend) that would lift headline revenue growth.

Companies that are most aggressive with cost cutting controls are more than likely to meet or beat earnings expectations rather than those that anticipate top line revenue growth. The ability to defend an earnings base will depend more on stock characteristics than the sector of operation. The areas with the greatest potential to undermine corporate earnings will come from employee pension and health care costs, business and personal liability insurance and expenses associated with regulation compliance.

                      Average Annual Total Returns**
                      Six Months               Since Inception*
Class A              -26.42%                           -0.51%
Class C              -23.28%                            0.18%

Morgan Stanley EAFE Index

 Date          $10,000 growth
     10/13/97          10,000.00
      9/30/98           9,082.20
      9/30/99          11,726.42
      9/30/00          11,955.35
      9/30/01           8,399.83
      9/30/02           6,970.74


Dean International Value Fund
Date           Load adjusted
     10/13/97           9,475.00
      9/30/98           9,835.05
      9/30/99          12,874.63
      9/30/00          16,598.31
      9/30/01          11,287.00
      9/30/02           9,743.14

                   *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the difference classes. The initial public offering of Class A shares commenced on October 13, 1997, and the initial public offering of Class C shares commenced on November 6, 1997. The performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
                  **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, total returns would be as follows

                      Six Month               Since Inception*
Class A                -22.33%                       0.56%
Class C                -22.74%                       0.18%

DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - September 30, 2002 (Unaudited)

    Shares          COMMON STOCKS - 98.16%                                                              Value

                    Accident & Health Insurance - 3.62%
         10,000     AFLAC, Inc.                                                                           $ 306,900
                                                                                                   -----------------

                    Agents, Brokers & Services - 3.39%
          7,000     Hartford Financial Services Group, Inc.*                                                287,000
                                                                                                   -----------------

                    Air Transportation, Scheduled - 3.85%
         25,000     Southwest Airlines Co.                                                                  326,500
                                                                                                   -----------------

                    Aircraft & Parts - 4.87%
         12,100     Textron, Inc.                                                                           412,610
                                                                                                   -----------------

                    Auto Controls for Regulating Residential & Commercial Environment - 3.58%
         14,000     Honeywell International, Inc.                                                           303,240
                                                                                                   -----------------

                    Calculating & Accounting Machines (No Electronic Computers) - 3.09%
         13,200     NCR Corp.*                                                                              261,360
                                                                                                   -----------------

                    Computers & Office Equipment - 3.97%
         28,778     Hewlett-Packard Co.                                                                     335,839
                                                                                                   -----------------

                    Drilling Oil & Gas Wells - 8.87%
         19,200     Diamond Offshore Drilling, Inc.                                                         383,040
         17,700     Transocean Offshore, Inc.                                                               368,160
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                            751,200
                                                                                                   -----------------
                    Electrical Services - 1.87%
         64,000     Calpine Corp.*                                                                          158,080
                                                                                                   -----------------

                    Electronic & Other Electrical Equipment (No Computer Equipment) - 3.49%
         12,000     General Electric Co.                                                                    295,800
                                                                                                   -----------------

                    Electronic Connectors - 4.08%
         24,500     Tyco International Ltd.                                                                 345,450
                                                                                                   -----------------

                    Finance Services - 3.84%
          9,600     Morgan Stanley Dean Witter & Co.                                                        325,248
                                                                                                   -----------------

                    Fire, Marine, Casualty Insurance - 4.34%
          6,400     American International Group, Inc.                                                      350,080
            432     Travelers Property Casualty Corp. - Class A*                                              5,703
            887     Travelers Property Casualty Corp. - Class B*                                             12,001
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                            367,784
                                                                                                   -----------------
                    Life Insurance - 3.47%
         11,000     Nationwide Financial Services, Inc. - Class A                                           293,700
                                                                                                   -----------------

DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - September 30, 2002 (Unaudited) - continued

    Shares          COMMON STOCKS - 98.16% - continued                                                  Value

                    National Commercial Banks - 13.85%
          6,000     Bank of America Corp.                                                                 $ 382,800
         10,000     Citigroup, Inc.                                                                         296,500
         12,500     Fleet Boston Corp.                                                                      254,125
         12,600     J.P. Morgan Chase & Co.                                                                 239,274
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                          1,172,699
                                                                                                   -----------------
                    Printed Circuit Boards - 3.70%
         45,000     Flextronics International Ltd.*                                                         313,740
                                                                                                   -----------------

                    Retail - Family Clothing Stores - 3.21%
         16,000     TJX Companies, Inc.                                                                     272,000
                                                                                                   -----------------

                    Retail - Grocery Stores - 3.33%
         20,000     Kroger Corp.*                                                                           282,000
                                                                                                   -----------------

                    Retail - Lumber & Other Building Materials Dealers - 3.08%
         10,000     The Home Depot, Inc.                                                                    261,000
                                                                                                   -----------------

                    Semiconductors & Related Devices - 7.02%
         26,100     Intel Corp.                                                                             362,529
         36,500     LSI Logic Corp.*                                                                        231,775
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                            594,304
                                                                                                   -----------------
                    Services - Prepackaged Software - 3.06%
         27,000     Computer Associates International, Inc.                                                 259,200
                                                                                                   -----------------

                    Telephone Communications (No Radiotelephone) - 1.62%
          5,000     Verizon Communications, Inc.                                                            137,200
                                                                                                   -----------------

                    Water Transportation - 2.96%
         10,000     Carnival Corp.                                                                          251,000
                                                                                                   -----------------

                    TOTAL COMMON STOCKS (Cost $13,927,644)                                                8,313,854
                                                                                                   -----------------

   Principal
     Value
                    MONEY MARKET SECURITIES - 4.48%
      $ 379,805     First American Treasury Obligation Fund - Class C (Cost $379,805)                       379,805
                                                                                                   -----------------

                    TOTAL INVESTMENTS (Cost $14,307,449) - 102.64%                                      $ 8,693,659
                                                                                                   -----------------

                    Liabilities in excess of other assets - (2.64)%                                        (223,771)
                                                                                                   -----------------

                    TOTAL NET ASSETS - 100.00%                                                          $ 8,469,888
                                                                                                   =================

* Non-income producing securities.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - September 30, 2002 (Unaudited)

    Shares         COMMON STOCKS - 98.63%                                                              Value

                   Air Transportation Nonscheduled - 3.45%
         29,000    Offshore Logistics, Inc.*                                                            $ 520,840
                                                                                                   ---------------

                   Air Transportation, Scheduled - 0.10%
         10,000    America West Holding Corp. - Class B*                                                   14,500
                                                                                                   ---------------

                   Air-Cond & Warm Air Heatg Equip & Comm & Indl Refrig Equip - 2.24%
         12,000    York International Corp.                                                               338,400
                                                                                                   ---------------

                   Bolts, Nuts, Screws, Rivets & Washers - 0.83%
          5,000    SPS Technologies, Inc.*                                                                124,650
                                                                                                   ---------------

                   Concrete Gypsum Plaster Products - 2.61%
          8,000    Ameron International, Inc.                                                             393,520
                                                                                                   ---------------

                   Crude Petroleum & Natural Gas - 3.45%
         16,000    Stone Energy Corp.*                                                                    520,000
                                                                                                   ---------------

                   Dental Equipment & Supplies - 0.99%
          8,000    Apogent Technologies, Inc.*                                                            149,280
                                                                                                   ---------------

                   Drilling Oil & Gas Wells - 3.61%
         30,000    Key Energy Services, Inc.*                                                             236,400
        140,000    Parker Drilling Co.*                                                                   308,000
                                                                                                   ---------------
                                                                                                   ---------------
                                                                                                          544,400
                                                                                                   ---------------
                   Electric & Other Services Combined - 1.14%
          8,000    Allete Co.                                                                             172,800
                                                                                                   ---------------

                   Electric Housewares & Fans - 1.52%
         27,000    Salton, Inc.*                                                                          229,770
                                                                                                   ---------------

                   Fire, Marine, Casualty Insurance - 7.45%
         15,000    Berkley W.R. Corp.                                                                     510,000
        118,000    Trenwick Group, Inc.                                                                   613,600
                                                                                                   ---------------
                                                                                                   ---------------
                                                                                                        1,123,600
                                                                                                   ---------------
                   Footwear, (No Rubber) - 4.06%
         34,200    Brown Shoe Co., Inc.                                                                   612,180
                                                                                                   ---------------

                   Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 2.14%
         29,000    Jakks Pacific, Inc.*                                                                   322,451
                                                                                                   ---------------

                   Household Furniture - 2.43%
         16,000    Furniture Brands International, Inc.*                                                  367,200
                                                                                                   ---------------

                   Leisure Durables & Toys - 1.93%
         28,000    Callaway Golf, Inc.                                                                    291,200
                                                                                                   ---------------

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - September 30, 2002 (Unaudited) - continued

    Shares         COMMON STOCKS - 98.63% - continued                                                  Value

                   Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 2.55%
         37,000    Nautica Enterprises, Inc.*                                                           $ 384,800
                                                                                                   ---------------

                   Miscellaneous Chemical Products - 2.63%
         43,000    Hercules, Inc.*                                                                        396,030
                                                                                                   ---------------

                   Motor Homes - 4.83%
        108,000    Fleetwood Enterprises, Inc.                                                            727,920
                                                                                                   ---------------

                   Office Machines - 2.35%
         20,000    Nam Tai Electrics, Inc.                                                                354,000
                                                                                                   ---------------

                   Operators of Nonresidential Buildings - 2.69%
         12,000    Parkway Properties, Inc.                                                               406,080
                                                                                                   ---------------

                   Pulp Mills - 2.81%
         33,000    Pope & Talbo, Inc.                                                                     424,050
                                                                                                   ---------------

                   Radio & TV Broadcasting & Communications Equipment - 1.51%
         67,000    Powerwave Technologies, Inc.*                                                          227,130
                                                                                                   ---------------

                   Real Estate Investment Trusts - 4.32%
         11,000    Brandywine Realty Trust                                                                248,050
          8,000    Glenborough Realty Trust, Inc.                                                         162,400
         22,000    RFS Hotel Investors, Inc.                                                              241,780
                                                                                                   ---------------
                                                                                                   ---------------
                                                                                                          652,230
                                                                                                   ---------------
                   Refuse Systems - 2.35%
         55,000    Casella Waste Systems, Inc.*                                                           353,650
                                                                                                   ---------------

                   Retail, Eating Places - 3.33%
         22,000    CBRL Group, Inc.                                                                       502,040
                                                                                                   ---------------

                   Retail, Shoe Stores - 3.22%
          9,000    Payless ShoeSource, Inc.*                                                              486,090
                                                                                                   ---------------

                   Rolling Drawing & Extruding of Nonferrous Metals - 3.09%
         18,000    Mueller Industries, Inc.*                                                              466,200
                                                                                                   ---------------

                   Savings Institution, Federally Chartered - 0.94%
         25,000    Bay View Capital Corp.*                                                                141,750
                                                                                                   ---------------

                   Savings Institutions, Not Federally Chartered - 1.83%
         10,000    Coastal Bancorp, Inc.                                                                  276,400
                                                                                                   ---------------

                   Search, Detection, Navigation, Guidance, Aeronautical Sys. - 1.29%
          6,000    ESCO Technologies, Inc.*                                                               193,800
                                                                                                   ---------------

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - September 30, 2002 (Unaudited) - continued

    Shares         COMMON STOCKS - 98.63% - continued                                                  Value

                   Semiconductors & Related Devices - 4.21%
         41,000    ESS Technology, Inc.*                                                                $ 252,150
         38,000    Photronics, Inc.*                                                                      382,280
                                                                                                   ---------------
                                                                                                   ---------------
                                                                                                          634,430
                                                                                                   ---------------
                   Services - Help Supply Services - 2.60%
         28,000    Cross Country, Inc.*                                                                   392,000
                                                                                                   ---------------

                   Special Industry Machinery - 2.60%
         21,000    Cymer, Inc.*                                                                           391,440
                                                                                                   ---------------

                   Steel Pipe & Tubes - 2.47%
         42,000    Maverick Tube Corp.*                                                                   372,540
                                                                                                   ---------------

                   Steel Works, Blast Furnaces, Rolling Mills (Coke Ovens) - 2.33%
         48,000    AK Steel Holdings Corp.                                                                350,880
                                                                                                   ---------------

                   Surety Insurance - 2.22%
          9,600    Triad Guaranty, Inc.*                                                                  334,272
                                                                                                   ---------------

                   Water Transportation - 2.15%
         12,000    Tidewater, Inc.                                                                        323,880
                                                                                                   ---------------

                   Wholesale - Electronic Parts & Equipment - 1.17%
          4,000    Arrow Electronics, Inc.*                                                                50,520
         18,000    Audiovox Corp.*                                                                        125,982
                                                                                                   ---------------
                                                                                                   ---------------
                                                                                                          176,502
                                                                                                   ---------------
                   Wholesale - Groceries & General Line - 1.19%
         36,000    Fleming Companies, Inc.                                                                180,000
                                                                                                   ---------------

                   TOTAL COMMON STOCKS (Cost $19,214,632)                                              14,872,905
                                                                                                   ---------------

   Principal
     Value
                   MONEY MARKET SECURITES - 1.84%
      $ 277,968    First American Treasury Obligation Fund - Class C (Cost $277,968)                      277,968
                                                                                                   ---------------


                   TOTAL INVESTMENTS (Cost $19,492,600) - 100.47%                                    $ 15,150,873
                                                                                                   ---------------

                   Liabilities in excess of other assets - (0.47)%                                        (70,859)
                                                                                                   ---------------

                   TOTAL NET ASSETS - 100.00%                                                        $ 15,080,014
                                                                                                   ===============

* Non-income producing securities.

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS - September 30, 2002 (Unaudited)

     Shares         COMMON STOCKS - 63.91%                                                                Value

                    Accident & Health Insurance - 3.53%
         11,000     AFLAC, Inc.                                                                             $ 337,590
                                                                                                     -----------------

                    Agents, Brokers & Services - 1.93%
          4,500     Hartford Financial Services Group, Inc.                                                   184,500
                                                                                                     -----------------

                    Air Transportation, Scheduled - 2.19%
         16,000     Southwest Airlines Co.                                                                    208,960
                                                                                                     -----------------

                    Aircraft & Parts - 2.53%
          7,100     Textron, Inc.                                                                             242,110
                                                                                                     -----------------

                    Auto Controls for Regulating Residential & Commercial Environment - 1.74%
          7,700     Honeywell International, Inc.                                                             166,782
                                                                                                     -----------------

                    Calculating & Accounting Machines (No Electronic Computers) - 1.49%
          7,200     NCR Corp.*                                                                                142,560
                                                                                                     -----------------

                    Computers & Office Equipment - 3.23%
         26,438     Hewlett-Packard Co.                                                                       308,532
                                                                                                     -----------------

                    Drilling Oil & Gas Wells - 4.30%
         11,000     Diamond Offshore Drilling, Inc.                                                           219,450
          9,200     Transocean Offshore, Inc.                                                                 191,360
                                                                                                     -----------------
                                                                                                     -----------------
                                                                                                              410,810
                                                                                                     -----------------
                    Electrical Services - 0.96%
         37,000     Calpine Corp.*                                                                             91,390
                                                                                                     -----------------

                    Electronic & Other Electrical Equipment (No Computer Equipment) - 3.15%
         12,200     General Electric Co.                                                                      300,730
                                                                                                     -----------------

                    Electronic Connectors - 3.56%
         24,093     Tyco International Ltd.                                                                   339,711
                                                                                                     -----------------

                    Finance Services - 1.99%
          5,600     Morgan Stanley Dean Witter & Co.                                                          189,728
                                                                                                     -----------------

                    Fire, Marine, Casualty Insurance - 2.29%
          3,700     American International Group, Inc.                                                        202,390
            397     Travelers Property Casualty Corp. - Class A*                                                5,240
            816     Travelers Property Casualty Corp. - Class B*                                               11,040
                                                                                                     -----------------
                                                                                                     -----------------
                                                                                                              218,670
                                                                                                     -----------------
                    Life Insurance - 1.82%
          6,500     Nationwide Financial Services, Inc. - Class A                                             173,550
                                                                                                     -----------------

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS - September 30, 2002 (Unaudited) - continued

     Shares         COMMON STOCKS - 63.91% - continued                                                     Value

                    National Commercial Banks - 9.39%
          4,500     Bank of America Corp.                                                                   $ 287,100
          9,200     Citigroup, Inc.                                                                           272,780
          7,300     Fleet Boston Corp.                                                                        148,409
          9,950     J.P. Morgan Chase & Co.                                                                   188,951
                                                                                                     -----------------
                                                                                                     -----------------
                                                                                                              897,240
                                                                                                     -----------------
                    Printed Circuit Boards - 3.07%
         42,000     Flextronics International Ltd.*                                                           292,824
                                                                                                     -----------------

                    Retail, Family Clothing Stores - 1.78%
         10,000     TJX Companies, Inc.                                                                       170,000
                                                                                                     -----------------

                    Retail, Grocery Stores - 1.77%
         12,000     Kroger Corp.*                                                                             169,200
                                                                                                     -----------------

                    Retail, Lumber & Other Building Materials Dealers - 3.01%
         11,000     The Home Depot, Inc.                                                                      287,100
                                                                                                     -----------------

                    Semiconductors & Related Devices - 4.53%
         19,300     Intel Corp.                                                                               268,077
         26,000     LSI Logic Corp.*                                                                          165,100
                                                                                                     -----------------
                                                                                                     -----------------
                                                                                                              433,177
                                                                                                     -----------------
                    Services, Prepackaged Software - 1.91%
         19,000     Computer Associates International, Inc.                                                   182,400
                                                                                                     -----------------

                    Telephone Communications (No Radiotelephone) - 1.64%
          5,700     Verizon Communications, Inc.                                                              156,408
                                                                                                     -----------------

                    Water Transportation - 2.10%
          8,000     Carnival Corp.                                                                            200,800
                                                                                                     -----------------

                    TOTAL COMMON STOCKS (Cost $9,969,678)                                                   6,104,772
                                                                                                     -----------------

   Principal
     Value          FIXED INCOME OBLIGATIONS - 34.26%                                                      Value

      $ 750,000     Bank of America Corp., 7.40%, 01/15/11                                                  $ 887,896
        150,000     Commercial Credit Co., 6.625%, 06/01/15                                                   168,488
        150,000     Cox Radio, Inc., 6.375%, 05/15/05                                                         149,162
        450,000     Fannie Mae, 5.25%, 01/15/03                                                               454,760
        300,000     Fannie Mae, 6.50%, 08/15/04                                                               324,764
        350,000     Federal Home Loan Bank, 5.125%, 09/15/03                                                  362,007
        300,000     Federal Home Loan Bank, 5.62%, 02/25/04                                                   315,145
        300,000     New Plan Excel, 7.40%, 09/15/09                                                           334,977
        250,000     Tennessee Valley Authority, 6.375%, 06/15/05                                              276,144
                                                                                                     -----------------

                    TOTAL FIXED INCOME OBLIGATIONS (Cost $3,044,014)                                      $ 3,273,343
                                                                                                     -----------------
DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS - September 30, 2002 (Unaudited) - continued

   Principal
     Value                                                                                                 Value
                    MONEY MARKET SECURITIES - 1.53%
   $ 146,620        First American Treasury Obligation Fund - Class C (Cost $146,620)                       $ 146,620


                    TOTAL INVESTMENTS (Cost $13,160,312) - 99.70%                                         $ 9,524,735
                                                                                                     -----------------

                    Other assets less liabilities - 0.30%                                                      28,304
                                                                                                     -----------------

                    TOTAL NET ASSETS - 100.00%                                                            $ 9,553,039
                                                                                                     =================


* Non-income producing

 DEAN INTERNATIONAL VALUE FUND
 SCHEDULE OF INVESTMENTS - September 30, 2002 (Unaudited)

       Shares           COMMON STOCKS - 94.34%                                                          Value

                        Australia - 2.38%
             54,900     Foster's Group Ltd.*                                                          $ 137,511
             14,900     Westpac Banking Corp. Ltd.                                                      112,125
                                                                                                   ----------------
                                                                                                        249,636
                                                                                                   ----------------
                        Austria - 1.88%
               3,168    Erste Bank der Oesterreichischen Sparkassen AG                                  197,237
                                                                                                   ----------------

                        Brazil - 0.68%
               7,600    Petroleo Brasileiros S.A.                                                        71,814
                                                                                                   ----------------

                        Finland - 3.29%
             14,800     Fortum Corp.*                                                                       84,538
             19,650     Nokia (AB)                                                                         261,184
                                                                                                   ----------------
                                                                                                           345,722
                                                                                                   ----------------
                        France - 10.63%
              3,430     Aventis S.A.                                                                       179,652
              3,010     BNP Paribas                                                                         98,102
              4,900     Business Objects S.A.*                                                              49,634
              1,230     L'Oreal S.A.*                                                                       88,734
              2,270     Sanofi-Synthelabo                                                                  127,981
              2,520     Societe Generale                                                                   106,239
              7,340     STMicroelectronics N.V.                                                             98,723
              1,730     Total Fina Elf S.A.                                                                227,726
              6,996     Vivendi Environment S.A.                                                           140,349
                                                                                                   ----------------
                                                                                                         1,117,140
                                                                                                   ----------------
                                                                                                   ----------------
                        Germany - 5.49%
              1,330     AMB Generali Holding AG                                                             66,112
              2,640     Deutsche Bank AG                                                                   120,795
              2,370     Henkel KGaA                                                                        149,896
              1,910     SAP Aktiengesellschaft                                                              87,469
              4,200     Volkswagen AG                                                                      152,742
                                                                                                   ----------------
                                                                                                           577,014
                                                                                                   ----------------
                        Greece - 0.73%
              8,000     OPAP                                                                                76,529
                                                                                                   ----------------

                        Indonesia - 3.79%
            250,000     PT Astra International Tbk                                                           74,355
            670,000     Bank Central Asia                                                                   165,749
            420,000     HM Sampoerna Tbk PT                                                                 157,605
                                                                                                   ----------------
                                                                                                            397,709
                                                                                                   ----------------
                        Italy - 3.81%
              4,100     Assicurazioni Generali S.p.A.                                                       60,128
             68,310     Parmalat Finanziaria S.p.A.                                                        186,994
             21,560     Telecom Italia S.p.A.                                                              153,620
                                                                                                   ----------------
                                                                                                           400,742
                                                                                                   ----------------

 DEAN INTERNATIONAL VALUE FUND
 SCHEDULE OF INVESTMENTS - September 30, 2002 (Unaudited) - continued

       Shares           COMMON STOCKS - 94.34% - continued                                              Value

                        Japan - 14.10%
              1,900     Acom Co., Ltd.                                                                    $ 80,220
              4,000     Canon, Inc.                                                                        130,770
                 19     Japan Real Estate Investment Trust                                                  79,752
             11,000     Kuraray Co., Ltd.                                                                   64,786
              1,200     Kyocera Corp.                                                                       80,335
              3,600     Lawson Corp.                                                                       109,118
             14,000     Mitsubishi Corp.                                                                    94,069
             11,000     Mori Seiki Co.                                                                      65,870
             33,000     Nippon Yusen Kabushiki Kaisha                                                      108,699
              7,000     Nomura Holdings, Inc.                                                               91,999
                 25     Office Building Fund of Japan                                                      112,535
              5,000     Olympus Optical Co., Ltd.                                                           73,230
                800     ROHM Co., Ltd.                                                                      93,905
              2,500     Secom Co., Ltd.                                                                    100,008
              2,800     Shin-Etsu Chemical Co., Ltd.                                                        92,689
                 39     UFJ Holdings, Inc.                                                                 103,475
                                                                                                   ----------------
                                                                                                         1,481,460
                                                                                                   ----------------
                        Luxembourg - 2.82%
              7,300     Arcelor                                                                             74,017
              2,400     ITC GDR-REPR                                                                        32,400
             11,600     OTP Bank Rt.                                                                       190,008
                                                                                                   ----------------
                                                                                                           296,425
                                                                                                   ----------------
                        Netherlands - 3.50%
              6,400     Aegon N.V.                                                                          60,085
              9,300     ASML Holdings N.V.                                                                  57,166
              6,800     Numico (Koninklijke) N.V.                                                           72,442
              7,380     Koninklijke Philips Electronics N.V.                                               107,210
             12,100     Vedior N.V.                                                                         70,550
                                                                                                   ----------------
                                                                                                           367,453
                                                                                                   ----------------
                        South Korea - 6.23%
              4,100     Kookmin Bank                                                                       149,440
              9,300     Korea Tobacco & GI                                                                 131,802
              1,900     KT Corp.                                                                            84,806
                610     Samsung Electronics Co., Ltd.                                                      148,308
                930     Shinsegae Co. Ltd.                                                                 140,134
                                                                                                   ----------------
                                                                                                           654,490
                                                                                                   ----------------
                        Spain - 4.71%
             11,550     Altadis S.A.                                                                       257,960
              6,920     Aurea Concesiones de Infraestructuras, S.A. Concesionaria del Estado               158,246
             10,500     Telefonica, S.A.                                                                    78,239
                                                                                                   ----------------
                                                                                                           494,445
                                                                                                   ----------------
                        Sweden - 0.87%
             11,000     Alfa Laval AB                                                                       91,345
                                                                                                   ----------------
 DEAN INTERNATIONAL VALUE FUND
 SCHEDULE OF INVESTMENTS - September 30, 2002 (Unaudited) - continued

       Shares           COMMON STOCKS - 94.34% - continued                                              Value

                        Switzerland - 4.22%
              1,150     Nestle S.A.                                                                      $ 251,358
              2,840     Roche Holdings AG Genusscheine                                                     192,103
                                                                                                   ----------------
                                                                                                           443,461
                                                                                                   ----------------
                        Thailand - 2.33%
            384,400     National Finance PCL                                                               125,290
              6,100     Siam Cement Co.                                                                    119,575
                                                                                                   ----------------
                                                                                                           244,865
                                                                                                   ----------------
                        United Kingdom - 22.88%
             38,000     ARM Holdings Plc*                                                                   74,100
             33,400     Barclays Plc                                                                       195,127
             19,300     Brambles Industries                                                                 62,826
             21,100     British American Tobacco Plc                                                       215,347
             49,601     Dixons Group Plc                                                                   134,552
             18,300     GlaxoSmithKline Plc                                                                353,971
             19,800     GUS Plc                                                                            168,762
             21,800     HSBC Holdings Plc                                                                  220,777
             21,000     Imperial Chemical Industries Plc                                                    67,369
             11,700     Prudential Plc                                                                      62,465
              5,900     Reckitt Benckiser Plc                                                              111,338
              9,200     Royal Bank of Scotland Group Plc                                                   173,612
             77,500     Shell Transportation & Trading Co. Plc                                             461,904
             79,000     Vodafone Group Plc                                                                 101,250
                                                                                                   ----------------
                                                                                                         2,403,400
                                                                                                   ----------------

 TOTAL COMMON STOCKS (Cost $11,745,800)                                                                $ 9,910,887
                                                                                                   ----------------



       Shares           RIGHTS - 0.00%                                                                  Value

              4,300     Vivendi Environment S.A. (Cost $0)                                              $ 425
                                                                                                   ----------------

     Principal
       Value
                        Money Market Securities - 1.25%
            131,292     IAS Dreyfus Cash Management (Cos $131,292)                                         131,292
                                                                                                   ----------------


                         TOTAL INVESTMENTS (Cost $11,877,092) - 95.59%                                $ 10,042,604
                                                                                                   ----------------

                         Other assets less liabilities - 4.41%                                             463,713
                                                                                                   ----------------

                         TOTAL NET ASSETS - 100.00%                                                   $ 10,506,317
                                                                                                   ================


 * Non-income producing securities.

 DEAN INTERNATIONAL VALUE FUND
 DIVERSIFICATION OF ASSETS:

 Auto Manufacturer                                                                                           1.45%
 Banking                                                                                                    12.50%
 Building Materials                                                                                          1.14%
 Capital Goods                                                                                               1.50%
 Chemicals                                                                                                   3.64%
 Communication Equipment                                                                                     2.49%
 Computer Hardware                                                                                           1.72%
 Distributors                                                                                                1.33%
 Electric Equipment                                                                                          1.79%
 Electronics                                                                                                 4.34%
 Financial Services                                                                                          7.47%
 Food & Beverages                                                                                            4.85%
 Industrial Products                                                                                         4.05%
 Information Systems                                                                                         0.54%
 Insurance                                                                                                   1.80%
 Machinery                                                                                                   1.52%
 Steel                                                                                                       0.70%
 Oil & Natural Gas                                                                                           2.85%
 Personal Care                                                                                               1.90%
 Pharmaceutical                                                                                              6.91%
 Real Estate Investment Trusts                                                                               1.83%
 Retail                                                                                                      4.60%
 Services                                                                                                    4.20%
 Software Products                                                                                           0.83%
 Telecommunications                                                                                          3.02%
 Tobacco                                                                                                     5.59%
 Tourism and Leisure                                                                                         0.73%
 Transportation                                                                                              6.38%
 Utilities                                                                                                   0.81%
 Wholesale                                                                                                   0.90%
 Wireless Communications                                                                                     0.96%
 Other                                                                                                       1.25%
                                                                                                   ----------------
 Total                                                                                                      95.59%
 Other assets less liabilities                                                                               4.41%
                                                                                                   ----------------
 Grand Total                                                                                               100.00%


DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2002 (Unaudited)

                                                          Large Cap        Small Cap          Balanced       International
                                                         Value Fund        Value Fund           Fund           Value Fund
                                                       ---------------------------------------------------------------------

ASSETS
Investment in securities:
  At cost                                                $ 14,307,449      $ 19,492,600      $ 13,160,312      $ 11,877,092
                                                       ===============   ===============   ===============   ===============
  At value                                                $ 8,693,659      $ 15,150,873       $ 9,524,735      $ 10,042,604
Cash denominated in foreign currency (Cost $79,837)                 -                 -                 -            78,486
Dividends and interest receivable                              20,920            11,192            48,443            45,694
Receivable for securities sold                                      -           710,261           187,662           131,721
Receivable for capital shares sold                              1,445             2,164               766           376,232
Net unrealized appreciation on forward foreign
  currency exchange contracts                                       -                 -                 -            40,054
Receivable from affiliates                                     22,788            14,921            16,303             2,461
Other receivables                                                   -               341             2,135                 -
                                                       ---------------   ---------------   ---------------   ---------------
   TOTAL ASSETS                                             8,738,812        15,889,752         9,780,044        10,717,252
                                                       ---------------   ---------------   ---------------   ---------------

LIABILITIES
Dividends payable                                                   -                 -               431                 -
Payable for securities purchased                              253,194           760,761           202,555            42,527
Payable for capital shares redeemed                                 -                 -             8,266           142,837
Payable to affiliates                                           8,011            13,136             8,404            11,454
Other liabilities                                               7,719            35,841             7,349            14,117
                                                       ---------------   ---------------   ---------------   ---------------
   TOTAL LIABILITIES                                          268,924           809,738           227,005           210,935
                                                       ---------------   ---------------   ---------------   ---------------

NET ASSETS                                                $ 8,469,888      $ 15,080,014       $ 9,553,039      $ 10,506,317
                                                       ===============   ===============   ===============   ===============

Net Assets consist of:
Paid in capital                                          $ 15,711,384      $ 18,708,070      $ 14,716,629      $ 18,776,963
Accumulated undistributed net investment income (losses)      (18,651)          (49,661)              644            13,308
Accumulated net realized gains (losses) from security
  transactions                                             (1,609,055)          763,332        (1,528,657)       (6,488,169)
Net unrealized appreciation (depreciation)
  on investments                                           (5,613,790)       (4,341,727)       (3,635,577)       (1,834,488)
Net unrealized appreciation (depreciation) on translation
  of assets and liabilities in foreign currencies                   -                 -                 -            38,703
                                                       ---------------   ---------------   ---------------   ---------------

NET ASSETS                                                $ 8,469,888      $ 15,080,014       $ 9,553,039      $ 10,506,317
                                                       ===============   ===============   ===============   ===============
DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS & LIABILITIES - continued            Large Cap        Small Cap          Balanced       International
September 30, 2002 (Unaudited)                           Value Fund        Value Fund           Fund           Value Fund
                                                       ---------------------------------------------------------------------


PRICING OF CLASS A SHARES
Net assets applicable to Class A shares                   $ 8,031,823      $ 14,545,727       $ 8,512,530       $ 9,903,352
                                                       ===============   ===============   ===============   ===============

Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized, no par value)               1,273,956         1,537,390         1,200,630         1,389,243
                                                       ===============   ===============   ===============   ===============

Net asset value and redemption price per share                 $ 6.30            $ 9.46            $ 7.09            $ 7.13
                                                       ===============   ===============   ===============   ===============

Maximum offering price per share                               $ 6.65            $ 9.98            $ 7.48            $ 7.53
                                                       ===============   ===============   ===============   ===============

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares                     $ 438,065         $ 534,287       $ 1,040,509         $ 602,965
                                                       ===============   ===============   ===============   ===============

Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized, no par value)                  72,848            57,903           154,295            86,195
                                                       ===============   ===============   ===============   ===============

Net asset value, offering price, and redemption
  price per share                                              $ 6.01            $ 9.23            $ 6.74            $ 7.00
                                                       ===============   ===============   ===============   ===============

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
Six Months ended September 30, 2002 (Unaudited)


                                                           Large Cap        Small Cap        Balanced       International
                                                           Value Fund       Value Fund         Fund           Value Fund
                                                         ------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of
    $15,430 for the International Value Fund)                  $ 96,679        $ 126,207        $ 61,825         $ 140,150
  Interest                                                        3,672            4,000          93,443             5,201
                                                         ---------------  ---------------  --------------   ---------------
    TOTAL INCOME                                                100,351          130,207         155,268           145,351

EXPENSES
  Investment advisory fees                                       63,258           96,108          58,524            76,842
  Accounting services fees                                       13,905           15,169          14,703            23,455
  Shareholder servicing and transfer agent fees
      Class A                                                    16,520           16,954          12,459            12,648
      Class C                                                       942              653           1,385               830
  Custodian fees                                                  4,080            6,125           3,857            21,317
  Registration fees
     Class A                                                      7,430            8,664           6,882             6,879
     Class C                                                      1,241            2,669           2,128               485
  Administrative Services fees                                    7,630            9,184           7,448             7,462
  Trustees' fees and expenses                                     3,374            7,057           2,996             3,576
  Professional fees                                              19,070           27,930          12,655             6,535
  Reports to shareholders                                         3,572            3,079           3,943             5,043
  Insurance expense                                                 519              610             453               439
  Amortization of organization expenses                             287              342             256                 -
  Other expenses                                                      -              324           2,048             1,385
                                                         ---------------  ---------------  --------------   ---------------
      TOTAL EXPENSES                                            141,828          194,868         129,737           166,896
  Fees waived and reimbursed by Adviser                         (22,826)         (15,000)        (18,111)          (34,853)
                                                         ---------------  ---------------  --------------   ---------------
      NET EXPENSES                                              119,002          179,868         111,626           132,043
                                                         ---------------  ---------------  --------------   ---------------

NET INVESTMENT INCOME (LOSS)                                    (18,651)         (49,661)         43,642            13,308
                                                         ---------------  ---------------  --------------   ---------------

REALIZED & UNREALIZED GAINS (LOSSES)
  Net realized gains (losses) from:
      Security transactions                                  (1,932,573)         684,307      (1,274,508)       (1,177,097)
      Foreign currency transactions                                   -                -               -           503,015
  Net change in unrealized appreciation/depreciation on:
      Investments                                            (4,604,109)      (6,899,089)     (2,903,471)       (2,222,042)
      Foreign currency translation                                    -                -               -           (18,249)
                                                         ---------------  ---------------  --------------   ---------------

NET REALIZED & UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS & FOREIGN CURRENCIES                        (6,536,682)      (6,214,782)     (4,177,979)       (2,914,373)
                                                         ---------------  ---------------  --------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                          $ (6,555,333)    $ (6,264,443)   $ (4,134,337)     $ (2,901,065)
                                                         ===============  ===============  ==============   ===============

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Large Cap Value Fund           Small Cap Value Fund
                                                                Six Months        Year          Six Months       Year
                                                                 ended           ended           ended           ended
                                                              September 30,    March 31,      September 30,    March 31,
                                                                  2002            2002            2002           2002
                                                               (Unaudited)                     (Unaudited)
                                                             ------------------------------  -----------------------------
                                                             --------------  --------------  --------------  -------------
FROM OPERATIONS:
   Net investment income (loss)                                  $ (18,651)      $ (87,779)      $ (49,661)      $ 42,323
   Net realized gains (losses) from security transactions       (1,932,573)      1,840,711         684,307      4,299,929
   Net change in net unrealized appreciation/depreciation
      on investments                                            (4,604,109)     (1,773,284)     (6,899,089)       441,310
                                                             --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from operations           (6,555,333)        (20,352)     (6,264,443)     4,783,562
                                                             --------------  --------------  --------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A                                   -               -               -        (53,026)
   From net investment income, Class C                                   -               -               -              -
   From net realized gains, Class A                                      -      (1,603,594)              -              -
   From net realized gains, Class C                                      -         (70,503)              -              -
                                                             --------------  --------------  --------------  -------------
Decrease in net assets from distributions
      to shareholders                                                    -      (1,674,097)              -        (53,026)
                                                             --------------  --------------  --------------  -------------

FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold                                       565,584       2,698,752         576,444      2,089,724
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                      -       1,470,551               -         49,633
   Payments for shares redeemed                                 (1,541,588)     (1,611,877)     (1,189,701)    (1,711,522)
                                                             --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from Class A
   Share transactions                                             (976,004)      2,557,426        (613,257)       427,835
                                                             --------------  --------------  --------------  -------------

Class C
   Proceeds from shares sold                                        27,072         684,077          48,910         74,069
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                      -           5,710               -              -
   Payments for shares redeemed                                   (138,003)       (129,993)        (76,518)      (138,878)
                                                             --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from Class C
   Share transactions                                             (110,931)        559,794         (27,608)       (64,809)
                                                             --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from capital share
   transactions                                                 (1,086,935)      3,117,220        (640,865)        363,026
                                                             --------------  --------------  --------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         (7,642,268)      1,422,771      (6,905,308)     5,093,562

NET ASSETS:
   Beginning of period/year                                     16,112,156      14,689,385      21,985,322     16,891,760
                                                             --------------  --------------  --------------  -------------
   End of period/year                                          $ 8,469,888    $ 16,112,156    $ 15,080,014   $ 21,985,322
                                                             ==============  ==============  ==============  =============

ACCUMULATED DISTRIBUTIONS IN EXCESS
   OF NET INVESTMENT INCOME                                      $ (18,651)            $ -       $ (49,661)           $ -
                                                             ==============  ==============  ==============  =============

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued

                                                                  Large Cap Value Fund           Small Cap Value Fund
                                                                Six Months        Year          Six Months       Year
                                                                 ended           ended           ended           ended
                                                              September 30,    March 31,      September 30,    March 31,
                                                                  2002            2002            2002           2002
                                                               (Unaudited)                     (Unaudited)
                                                             ------------------------------  -----------------------------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold                                                      62,420         225,368          47,923        175,191
   Shares issued in reinvestment of distributions
      to shareholders                                                    -         132,721               -          3,712
   Shares redeemed                                                (203,272)       (133,908)        (94,753)      (153,622)
                                                             --------------  --------------  --------------  -------------
   Net increase (decrease) in shares outstanding                  (140,852)        224,181         (46,830)        25,281
   Shares outstanding, beginning of period/year                  1,414,808       1,190,627       1,584,220      1,558,939
                                                             --------------  --------------  --------------  -------------
   Shares outstanding, end of period/year                        1,273,956       1,414,808       1,537,390      1,584,220
                                                             ==============  ==============  ==============  =============

Class C
   Shares sold                                                       2,949          60,456           3,898          6,321
   Shares issued in reinvestment of distributions
      to shareholders                                                    -             538               -              -
   Shares redeemed                                                 (18,293)        (10,893)         (7,130)       (12,193)
                                                             --------------  --------------  --------------  -------------
   Net increase (decrease) in shares outstanding                   (15,344)         50,101          (3,232)        (5,872)
   Shares outstanding, beginning of period/year                     88,192          38,091          61,135         67,007
                                                             --------------  --------------  --------------  -------------
   Shares outstanding, end of period/year                           72,848          88,192          57,903         61,135
                                                             ==============  ==============  ==============  =============
DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued

                                                                     Balanced Fund                International Fund
                                                                Six Months        Year          Six Months       Year
                                                                 ended           ended           ended           ended
                                                              September 30,    March 31,      September 30,    March 31,
                                                                  2002            2002            2002           2002
                                                               (Unaudited)                     (Unaudited)
                                                             ------------------------------  -----------------------------

FROM OPERATIONS:
   Net investment income (loss)                                   $ 43,642       $ 111,967        $ 13,308     $ (101,581)
   Net realized gains (losses) from:
      Security transactions                                     (1,274,508)        801,283      (1,177,097)    (4,413,034)
      Foreign currency transactions                                      -               -         503,015        (16,577)
   Net change in net unrealized appreciation/depreciation on:
      Investments                                               (2,903,471)     (1,218,459)     (2,222,042)     3,273,571
      Foreign currency translation                                       -               -         (18,249)         3,512
                                                             --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from operations           (4,134,337)       (305,209)     (2,901,065)    (1,254,109)
                                                             --------------  --------------  --------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A                             (42,998)       (114,711)              -         (9,770)
   From net investment income, Class C                                   -          (2,019)              -              -
   From net realized gains, Class A                                      -        (587,649)              -              -
   From net realized gains, Class C                                      -         (26,571)              -              -
                                                             --------------  --------------  --------------  -------------
Decrease in net assets from distributions
      to shareholders                                              (42,998)       (730,950)              -         (9,770)
                                                             --------------  --------------  --------------  -------------

FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold                                       281,717       1,773,551       2,042,087      1,896,955
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                 42,086         683,876               -          9,140
   Payments for shares redeemed                                   (570,027)     (1,431,044)     (1,497,121)    (3,307,274)
                                                             --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from Class A
   Share transactions                                             (246,224)      1,026,383         544,966     (1,401,179)
                                                             --------------  --------------  --------------  -------------

Class C
   Proceeds from shares sold                                       333,504         842,763          15,000         19,879
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                      -           5,533               -              -
   Payments for shares redeemed                                    (71,411)        (62,730)        (71,869)      (376,362)
                                                             --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from Class C
   Share transactions                                              262,093         785,566         (56,869)      (356,483)
                                                             --------------  --------------  --------------  -------------
Net increase (decrease) in assets from capital share transactions   15,869       1,811,949         488,097     (1,757,662)
                                                             --------------  --------------  --------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         (4,161,466)        775,790      (2,412,968)    (3,021,541)

NET ASSETS:
   Beginning of period/year                                     13,714,505      12,938,715      12,919,285     15,940,826
                                                             --------------  --------------  --------------  -------------
   End of period/year                                          $ 9,553,039    $ 13,714,505    $ 10,506,317   $ 12,919,285
                                                             ==============  ==============  ==============  =============

ACCUMULATED DISTRIBUTIONS IN EXCESS
   OF NET INVESTMENT INCOME                                          $ 644             $ -        $ 13,308            $ -
                                                             ==============  ==============  ==============  =============

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued

                                                                     Balanced Fund             International Value Fund
                                                                Six Months        Year          Six Months       Year
                                                                 ended           ended           ended           ended
                                                              September 30,    March 31,      September 30,    March 31,
                                                                  2002            2002            2002           2002
                                                               (Unaudited)                     (Unaudited)
                                                             ------------------------------  -----------------------------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold                                                      30,671         160,409         261,454        194,719
   Shares issued in reinvestment of distributions
      to shareholders                                                5,590          64,957               -            946
   Shares redeemed                                                 (68,144)       (133,080)       (187,835)      (347,698)
                                                             --------------  --------------  --------------  -------------
   Net increase (decrease) in shares outstanding                   (31,883)         92,286          73,619       (152,033)
   Shares outstanding, beginning of period/year                  1,232,513       1,140,227       1,315,624      1,467,657
                                                             --------------  --------------  --------------  -------------
   Shares outstanding, end of period/year                        1,200,630       1,232,513       1,389,243      1,315,624
                                                             ==============  ==============  ==============  =============

Class C
   Shares sold                                                      37,452          83,818           1,672          2,130
   Shares issued in reinvestment of distributions
      to shareholders                                                    -             555               -              -
   Shares redeemed                                                  (8,298)         (5,878)         (8,234)       (43,637)
                                                             --------------  --------------  --------------  -------------
   Net increase (decrease) in shares outstanding                    29,154          78,495          (6,562)       (41,507)
   Shares outstanding, beginning of period/year                    125,141          46,646          92,757        134,264
                                                             --------------  --------------  --------------  -------------
   Shares outstanding, end of period/year                          154,295         125,141          86,195         92,757
                                                             ==============  ==============  ==============  =============



DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                  Six Months Ended (d)                                                                  From (c)
                                        September 30,   Year Ended (d)   Year Ended    Year Ended      Year Ended     Inception
                                           2002           March 31,      March 31,      March 31,     March 31,        Through
                                       (Unaudited)          2002           2001           2000           1999      March 31, 1998
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, beginning of period        $ 10.75           $ 11.97       $ 11.11        $ 10.65       $ 12.21           $ 10.00
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Income (loss) from investment operations:
   Net investment income (loss)               (0.01)            (0.06)         0.02           0.01          0.05              0.03
   Net realized and unrealized gains (losses)
      on investments                          (4.44)             0.12          0.97           0.46         (1.44)             2.36
                                      --------------   --------------  -------------  -------------  ------------  ----------------
Total from investment operations              (4.45)             0.06          0.99           0.47         (1.39)             2.39
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Less distributions:
   From net investment income                     -                 -         (0.13)         (0.01)        (0.05)            (0.03)
   From net realized gains                        -             (1.28)            -              -         (0.12)            (0.15)
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total distributions                               -             (1.28)        (0.13)         (0.01)        (0.17)            (0.18)
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, end of period               $ 6.30           $ 10.75       $ 11.97        $ 11.11       $ 10.65           $ 12.21
                                      ==============   =============== =============  =============  ============  ================

Total Return  (b)                            (41.40)%           0.17%         9.03%          4.38%        (11.48)%          24.11%
                                      ==============   =============== =============  =============  ============  ================

Net assets, end of period               $ 8,031,823      $ 15,204,763  $ 14,247,739   $ 10,134,912    $9,315,112       $ 7,669,807
                                      ==============   =============== =============  =============  ============  ================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                2.23% (a)         1.91%         2.23%          2.11%         2.29%             2.72%
   After fee waivers and/or
      reimbursements by Adviser               1.85% (a)         1.85%         1.85%          1.85%         1.85%             1.84%
Ratio of net investment income (loss)
     to average net assets                   (0.26)%(a)         (0.52)%       0.19%          0.02%         0.46%             0.30%
Portfolio turnover rate                         31%              102%          103%            71%           55%               54%

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares (May 28, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.


DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                  Six Months Ended (d)                                                                From (c)
                                        September 30,   Year Ended (d)   Year Ended    Year Ended      Year Ended     Inception
                                           2002           March 31,      March 31,      March 31,     March 31,        Through
                                       (Unaudited)          2002           2001           2000           1999      March 31, 1998
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, beginning of period        $ 10.29           $ 11.59       $ 10.71        $ 10.57       $ 12.16           $ 10.76
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Income (loss) from investment operations:
   Net investment income (loss)               (0.04)            (0.14)        (0.04)         (0.03)        (0.02)            (0.01)
   Net realized and unrealized gains (losses)
      on investments                          (4.24)             0.12          0.93           0.18         (1.45)             1.56
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total from investment operations              (4.28)            (0.02)         0.89           0.15         (1.47)             1.55
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Less distributions:
   From net investment income                     -                 -         (0.01)         (0.01)            -                 -
   From net realized gains                        -             (1.28)            -              -         (0.12)            (0.15)
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total distributions                               -             (1.28)        (0.01)         (0.01)        (0.12)            (0.15)
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, end of period               $ 6.01           $ 10.29       $ 11.59        $ 10.71       $ 10.57           $ 12.16
                                      ==============   =============== =============  =============  ============  ================

Total Return (b)                             (41.59)%           (0.52)%       8.35%          1.38%        (12.12)%          14.63%
                                      ==============   =============== =============  =============  ============  ================

Net assets, end of period                 $ 438,065         $ 907,393     $ 441,646      $ 511,730     $ 531,871         $ 136,237
                                      ==============   =============== =============  =============  ============  ================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                2.47% (a)         3.03%         4.37%          4.04%         8.53%            52.73%
   After fee waivers and/or
      reimbursements by Adviser               2.47% (a)         2.60%         2.60%          2.60%         2.60%             2.59%
Ratio of net investment income (loss)
     to average net assets                   (0.89)%(a)         (1.28)%       (0.56)%        (0.22)%       (0.31)%           (0.55)%
Portfolio turnover rate                         31%              102%          103%            71%           55%               54%

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares (August 19, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.


DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                  Six Months Ended (d)                                                                From (c)
                                        September 30,   Year Ended (d)   Year Ended    Year Ended      Year Ended     Inception
                                           2002           March 31,      March 31,      March 31,     March 31,        Through
                                       (Unaudited)          2002           2001           2000           1999      March 31, 1998
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, beginning of period        $ 13.37           $ 10.40        $ 8.95         $ 9.15       $ 12.84           $ 10.00
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Income (loss) from investment operations:
   Net investment income (loss)               (0.03)             0.03          0.08           0.14          0.08              0.03
   Net realized and unrealized gains (losses)
      on investments                          (3.88)             2.97          1.44          (0.19)        (3.03)             3.30
                                      --------------   --------------  -------------  -------------  ------------  ----------------
Total from investment operations              (3.91)             3.00          1.52          (0.05)        (2.95)             3.33
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Less distributions:
   From net investment income                     -             (0.03)        (0.07)         (0.15)        (0.06)            (0.02)
   From net realized gains                        -                 -             -              -         (0.68)            (0.47)
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total distributions                               -             (0.03)        (0.07)         (0.15)        (0.74)            (0.49)
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, end of period               $ 9.46           $ 13.37       $ 10.40         $ 8.95        $ 9.15           $ 12.84
                                      ==============   =============== =============  =============  ============  ================

Total Return  (b)                            (29.24)%          28.88%        16.94%          (0.53)%      (23.39)%          33.86%
                                      ==============   =============== =============  =============  ============  ================

Net assets, end of period              $ 14,545,727      $ 21,187,653  $ 16,208,623   $ 13,333,607   $15,479,055      $ 19,437,554
                                      ==============   =============== =============  =============  ============  ================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                2.00% (a)         1.84%         2.40%          1.92%         1.89%             1.98%
   After fee waivers and/or
      reimbursements by Adviser               1.84% (a)         1.84%         1.85%          1.85%         1.85%             1.84%
Ratio of net investment income (loss)
     to average net assets                   (0.49)%(a)         0.26%         0.79%          1.49%         0.83%             0.35%
Portfolio turnover rate                         38%               67%           54%            90%           79%               62%

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares (May 28, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.


DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                  Six Months Ended (d)                                                                From (c)
                                        September 30,   Year Ended (d)   Year Ended    Year Ended      Year Ended     Inception
                                           2002           March 31,      March 31,      March 31,     March 31,        Through
                                       (Unaudited)          2002           2001           2000           1999      March 31, 1998
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, beginning of period        $ 13.05           $ 10.20        $ 8.80         $ 9.05       $ 12.79           $ 10.95
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Income (loss) from investment operations:
   Net investment income (loss)               (0.08)            (0.06)         0.03          (0.01)         0.01             (0.02)
   Net realized and unrealized gains (losses)
      on investments                          (3.74)             2.91          1.44          (0.09)        (3.03)             2.33
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total from investment operations              (3.82)             2.85          1.47          (0.10)        (3.02)             2.31
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Less distributions:
   From net investment income                     -                 -         (0.07)         (0.15)        (0.04)                -
   From net realized gains                        -                 -             -              -         (0.68)            (0.47)
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total distributions                               -                 -         (0.07)         (0.15)        (0.72)            (0.47)
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, end of period               $ 9.23           $ 13.05       $ 10.20         $ 8.80        $ 9.05           $ 12.79
                                      ==============   =============== =============  =============  ============  ================

Total Return (b)                             (29.27)%          27.94%        16.66%          (1.11)%      (24.00)%          21.63%
                                      ==============   =============== =============  =============  ============  ================

Net assets, end of period                 $ 534,287         $ 797,669     $ 683,137    $ 2,344,244    $2,560,618       $ 1,392,036
                                      ==============   =============== =============  =============  ============  ================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                2.60% (a)         3.69%         3.18%          2.32%         2.70%             6.41%
   After fee waivers and/or
      reimbursements by Adviser               2.60% (a)         2.60%         2.31%          2.31%         2.60%             2.59%
Ratio of net investment income (loss)
     to average net assets                   (1.30)%(a)         (0.49)%       0.35%          (0.31)%       0.17%             (0.42)%
Portfolio turnover rate                         38%               67%           54%            90%           79%               62%

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares (August 1, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.


DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS A
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                  Six Months Ended (d)                                                                 From (c)
                                        September 30,   Year Ended (d)   Year Ended    Year Ended      Year Ended     Inception
                                           2002           March 31,      March 31,      March 31,     March 31,        Through
                                       (Unaudited)          2002           2001           2000           1999      March 31, 1998
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, beginning of period        $ 10.15           $ 10.92       $ 10.16        $ 10.75       $ 11.55           $ 10.00
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Income (loss) from investment operations:
   Net investment income (loss)                0.03              0.09          0.20           0.28          0.19              0.17
   Net realized and unrealized gains (losses)
      on investments                          (3.06)            (0.26)         0.98          (0.66)        (0.56)             1.62
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total from investment operations              (3.03)            (0.17)         1.18          (0.38)        (0.37)             1.79
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Less distributions:
   From net investment income                 (0.03)            (0.10)        (0.19)         (0.21)        (0.19)            (0.16)
   From net realized gains                        -             (0.50)        (0.23)             -         (0.24)            (0.08)
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total distributions                           (0.03)            (0.60)        (0.42)         (0.21)        (0.43)            (0.24)
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, end of period               $ 7.09           $ 10.15       $ 10.92        $ 10.16       $ 10.75           $ 11.55
                                      ==============   =============== =============  =============  ============  ================

Total Return  (b)                            (29.82)%           (1.75)%      11.93%          (3.52)%       (3.22)%          18.07%
                                      ==============   =============== =============  =============  ============  ================

Net assets, end of period               $ 8,512,530      $ 12,509,111  $ 12,453,481    $ 8,606,480   $10,391,582       $ 7,262,670
                                      ==============   =============== =============  =============  ============  ================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                2.19% (a)         2.01%         2.04%          2.13%         2.09%             2.60%
   After fee waivers and/or
      reimbursements by Adviser               1.85% (a)         1.85%         1.84%          1.85%         1.85%             1.84%
Ratio of net investment income (loss)
     to average net assets                    0.80% (a)         0.88%         1.89%          2.63%         1.79%             1.85%
Portfolio turnover rate                         25%               86%           66%           196%           60%               64%

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares (May 28, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.


DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                 Six Months Ended (d)                                                                  From (c)
                                        September 30,   Year Ended (d)   Year Ended    Year Ended      Year Ended     Inception
                                           2002           March 31,      March 31,      March 31,     March 31,        Through
                                       (Unaudited)          2002           2001           2000           1999      March 31, 1998
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, beginning of period         $ 9.63           $ 10.40       $ 10.00        $ 10.73       $ 11.52           $ 10.71
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Income (loss) from investment operations:
   Net investment income (loss)                0.01                 -          0.12          (0.22)         0.11              0.07
   Net realized and unrealized gains (losses)
      on investments                          (2.90)            (0.23)         0.95          (0.34)        (0.55)             0.92
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total from investment operations              (2.89)            (0.23)         1.07          (0.56)        (0.44)             0.99
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Less distributions:
   From net investment income                     -             (0.04)        (0.12)         (0.17)        (0.11)            (0.10)
   From net realized gains                        -             (0.50)        (0.55)             -         (0.24)            (0.08)
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total distributions                               -             (0.54)        (0.67)         (0.17)        (0.35)            (0.18)
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, end of period               $ 6.74            $ 9.63       $ 10.40        $ 10.00       $ 10.73           $ 11.52
                                      ==============   =============== =============  =============  ============  ================

Total Return (b)                             (30.01)%           (2.38)%      11.03%          (5.24)%       (3.81)%           9.37%
                                      ==============   =============== =============  =============  ============  ================

Net assets, end of period               $ 1,040,509       $ 1,205,394     $ 485,234    $ 1,291,000    $1,885,376       $ 1,083,890
                                      ==============   =============== =============  =============  ============  ================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                2.43% (a)         4.01%         2.73%          2.74%         3.14%             7.39%
   After fee waivers and/or
      reimbursements by Adviser               2.43% (a)         2.60%         2.60%          2.60%         2.60%             2.59%
Ratio of net investment income (loss)
     to average net assets                    0.26% (a)         0.00%         1.14%          (2.13)%       1.04%             0.99%
Portfolio turnover rate                         25%               86%           66%           196%           60%               64%

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares (August 1, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.


DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS  - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                  Six Months Ended (d)                                                                From (c)
                                        September 30,   Year Ended (d)   Year Ended    Year Ended      Year Ended     Inception
                                           2002           March 31,      March 31,      March 31,     March 31,        Through
                                       (Unaudited)          2002           2001           2000           1999      March 31, 1998
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, beginning of period         $ 9.18            $ 9.96       $ 20.11        $ 12.41       $ 11.76           $ 10.00
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Income (loss) from investment operations:
   Net investment income (loss)                0.01             (0.06)        (0.11)         (0.13)        (0.01)            (0.05)
   Net realized and unrealized gains (losses)
      on investments                          (2.06)            (0.71)        (5.88)          8.50          0.69              1.81
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total from investment operations              (2.05)            (0.77)        (5.99)          8.37          0.68              1.76
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Less distributions:
   From net investment income                     -             (0.01)        (0.01)             -             -                 -
   From net realized gains                        -                 -         (4.15)         (0.67)        (0.03)                -
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total distributions                               -             (0.01)        (4.16)         (0.67)        (0.03)                -
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, end of period               $ 7.13            $ 9.18        $ 9.96        $ 20.11       $ 12.41           $ 11.76
                                      ==============   =============== =============  =============  ============  ================

Total Return  (b)                            (22.33)%           (7.77)%      (30.61)%       69.26%         5.82%            17.60%
                                      ==============   =============== =============  =============  ============  ================

Net assets, end of period               $ 9,903,352      $ 12,078,887  $ 14,614,461   $ 19,605,996    $5,981,899       $ 1,295,896
                                      ==============   =============== =============  =============  ============  ================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                2.71% (a)         2.73%         2.26%          2.89%         4.25%            16.66%
   After fee waivers and/or
      reimbursements by Adviser               2.10% (a)         2.10%         2.06%          2.09%         2.09%             2.04%
Ratio of net investment income (loss)
     to average net assets                    0.25% (a)         (0.67)%       (0.72)%        (0.82)%       (0.70)%           (1.30)%
Portfolio turnover rate                         57%              121%          146%           157%          100%              109%

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares (October 13, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.


DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                   Six Months Ended (d)                                                                From (c)
                                        September 30,   Year Ended (d)   Year Ended    Year Ended      Year Ended     Inception
                                           2002           March 31,      March 31,      March 31,     March 31,        Through
                                       (Unaudited)          2002           2001           2000           1999      March 31, 1998
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, beginning of period         $ 9.06            $ 9.88       $ 19.76        $ 12.28       $ 11.72            $ 9.89
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Income (loss) from investment operations:
   Net investment income (loss)               (0.02)            (0.12)        (0.21)         (0.24)        (0.10)            (0.04)
   Net realized and unrealized gains (losses)
      on investments                          (2.04)            (0.70)        (5.78)          8.43          0.69              1.87
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total from investment operations              (2.06)            (0.82)        (5.99)          8.19          0.59              1.83
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Less distributions:
   From net investment income                     -                 -         (0.01)             -             -                 -
   From net realized gains                        -                 -         (3.88)         (0.71)        (0.03)                -
                                      --------------   --------------- -------------  -------------  ------------  ----------------
Total distributions                               -                 -         (3.89)         (0.71)        (0.03)                -
                                      --------------   --------------- -------------  -------------  ------------  ----------------

Net asset value, end of period               $ 7.00            $ 9.06        $ 9.88        $ 19.76       $ 12.28           $ 11.72
                                      ==============   =============== =============  =============  ============  ================

Total Return (b)                             (22.74)%           (8.30)%      (30.90)%       68.54%         5.07%            18.50%
                                      ==============   =============== =============  =============  ============  ================

Net assets, end of period                 $ 602,965         $ 840,398   $ 1,326,365    $ 1,902,892    $1,453,569          $ 87,249
                                      ==============   =============== =============  =============  ============  ================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                2.82% (a)         4.16%         2.72%          3.53%         5.91%            58.89%
   After fee waivers and/or
      reimbursements by Adviser               2.82% (a)         2.85%         2.72%          2.71%         2.84%             2.82%
Ratio of net investment income (loss)
     to average net assets                   (0.35)%(a)         (1.30)%       (1.40)%        (1.61)%       (1.23)%           (1.94)%
Portfolio turnover rate                         57%              121%          146%           157%          100%              109%

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares (November 6, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.


DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2002 (Unaudited)

1. Organization
The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four series: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund (the Funds). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International Value Fund) were purchased at $10.00 per share. The International Value Fund was capitalized on October 13, 1997.

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.54% of net asset value and a distribution fee of up to 0.25% per annum of the average daily net assets allocable to Class A shares) and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% of net asset value if redeemed within a one-year period from purchase and a distribution fee of up to 1.00% per annum of average daily net assets allocable to Class C shares). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. Significant Accounting Policies
The following is a summary of the Trust's significant accounting policies:

Security valuation - The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time). Securities traded on a stock exchange or quoted by NASDAQ are valued based upon the last reported sale price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and that are not quoted by NASDAQ, are valued at the last sale price or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. With respect to the International Value Fund, securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange and the translated U.S. dollar value of foreign securities and forward foreign currency exchange contracts is determined using spot and forward currency exchange rates, respectively, supplied by a quotation service. Securities for which market quotations are not readily available are valued at their fair market value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, 2. Significant Accounting Policies - continued by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of each Fund is equal to net asset value per share. A contingent deferred sales load is imposed upon certain redemptions of Class A shares that were purchased at net asset value if a commission was paid by the Underwriter to a participating unaffiliated dealer at the time of the purchase and the Class A shares are redeemed within one year from the date of purchase. The contingent deferred sales load will equal the commission percentage paid at the time of purchase (up to 1.00%) applied to the lesser of the net asset value of the Class A shares at the time of purchase or the net asset value of the Class A shares at the time of redemption. In addition, Class C shares of each Fund are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders - The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Allocation between classes - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund.

Organization expenses - Expenses of the organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption.

Investment transactions - Investment transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a material impact on the Funds.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.
2. Significant Accounting Policies - continued
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 2002:

                                                     Large Cap          Small Cap           Balanced         International
                                                     Value Fund         Value Fund          Fund             Value Fund

Gross unrealized appreciation.....................   $     124,193      $    495,637       $   394,198      $      429,367
Gross unrealized depreciation.....................      (5,737,983)       (4,837,364)       (4,029,775)         (2,263,855)
                                                      -------------     ------------       -----------      ---------------
Net unrealized appreciation (depreciation)........   $ (5,613,790)      $ (4,341,727)      $(3,635,577)     $  (1,834,488)
                                                     ==============      =============     =============    ===============

Federal income tax cost...........................   $14,307,449        $  19,492,600      $13,160,312      $  11,877,092
                                                     ============       ===============    ===========      ==============


3. Investment Transactions
Investment transactions, other than short-term investments, were as follows for the six months ended September 30, 2002:


                                                       Large Cap          Small Cap          Balanced        International
                                                       Value Fund         Value Fund         Fund            Value Fund

Purchases of portfolio securities..................    $ 3,776,933        $   7,528,595      $ 3,747,108      $   6,903,850
                                                       ===========        =============      ===========      =============
Proceeds from sales and maturities of portfolio
   securities                                          $  4,802,624       $   7,017,287    $   2,683,346$     $  17,267,849
                                                       ============       =============    ==============     ==============

4. Commitments and Transactions with Affiliates
Certain trustees and officers of the Trust are also officers or employees of C.H. Dean & Associates, Inc. (the Adviser) or of Unified Fund Services, Inc.
(UFS), the administrative services agent, transfer and shareholder servicing agent and the accounting services agent for the Trust.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an advisory agreement. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% of the average daily net assets of the International Value Fund.

Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Value Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the annual rate of 0.50% of the Fund's average daily net assets.

Pursuant to a written contract between the Adviser and the Trust, the Advisor waived a portion of its advisory fees for each Fund during the six months ended September 30, 2002. The Adviser waived and reimbursed $22,826 of fees for the Large Cap Value Fund, $15,000 of fees for the Small Cap Value Fund, $18,111 of fees for the Balanced Fund, and $34,853 of fees for the International Value Fund during the six months ended September 30, 2002.

ADMINISTRATION AGREEMENT
Under the terms of a Mutual Fund Services Agreement, UFS serves as administrative services agent for the Trust. UFS supplies non-investment related administrative and compliance services for the Funds. UFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, UFS receives a monthly fee from each Fund at an annual rate of 0.09% on its average daily net assets up to $100 million, 0.06% on the next $150 million of such net assets, and 0.03% on such net assets in excess of $250 million, subject to a $15,000 minimum annual fee for each Fund. In addition each Fund pays additional expenses including, but not limited to, fees for federal and state securities registration.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of the Mutual Fund Services Agreement, UFS serves as transfer and shareholder servicing agent for the Trust. UFS maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For these services, UFS receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Mutual Fund Services Agreement, UFS serves as accounting services agent for the Trust. UFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, UFS receives a monthly fee from each Fund at a rate of 0.05% of its average daily net assets up to $100 million, 0.04% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to $26,000 minimum annual fees for each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by UFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
2480 Securities LLC (the Underwriter), an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $1,003 and $5 from underwriting and broker commissions on the sale of shares of the Large Cap Value Fund, and the Small Cap Value Fund, respectively, during the six months ended September 30, 2002.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of each Fund's average daily net assets attributable to such shares. For the six months ended September 30, 2002, Class A shares of each Fund did not incur any distribution expenses.

The Trust also has a Plan of Distribution (Class C Plan), which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee up to 0.25% per year of each Fund's average daily net assets attributable to Class C shares. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed 0.75% per year of each Fund's average daily net assets attributable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares. For the six months ended September 30, 2002, Class C shares of each Fund did not incur any distribution expenses.

5. Foreign Currency Translation
With respect to the International Value Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

6. Risk Associated with Foreign Securities
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Value Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Forward Foreign Currency Exchange Contracts
The International Value Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions (a cross-hedge occurs when forward foreign currency contracts are executed for a currency that has a high correlation with the currency that is being hedged). The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchanges rates at the dates of entry into the contracts and the forward foreign exchange rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains or losses are included in the Fund's Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts may involve market or credit risk in excess of the amounts reflected on the Fund's Statement of Assets and Liabilities.

As of September 30, 2002, the International Value Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                          Net Appreciation
            Settlement                                                                     (Depreciation)
               Date                       To Deliver                To Receive            in U.S. Dollars
---------------------------------------------------------------------------------------------------------------

10/01/02                                       (105,059) EUR        66,040  GBP                     $ 30
10/01/02                                       (573,020) JPY         4,677  USD                       30
11/15/02                                       (218,698) EUR       191,000  USD                  (24,705)
11/15/02                                       (291,117) EUR       254,000  USD                   33,133
12/13/02                                    (20,520,000) JPY       175,595  EUR                    3,798
12/13/02                                    (80,931,000) JPY       705,527  EUR                   27,768
                                                                                      -------------------------
Total appreciation on contracts                                                                 $ 40,054
                                                                                      =========================

GBP - British Pound Sterling
EUR - Euro Dollar
JPY - Japanese Yen
USD - U.S. Dollar